UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Andrew Flippo c/o 245 Park Avenue, 44th Floor New York, New York 10167 (Name and Address of Agent for Service)
Copy to:
Nicole M. Runyan, P.C. Kim E.Kaufman Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

2025

ARES PRIVATE MARKETS FUND

Annual Report

MARCH 31, 2025

ARES | WEALTH MANAGEMENT SOLUTIONS

Ares Private Markets Fund	Shareholder Letter
March 31, 2025 (Unaudited)

Dear Shareholders,

We are pleased to present the Annual Report for Ares Private Markets Fund (the “Fund”) for the fiscal year ended March 31, 2025. We are also proud to report on the Fund’s continued success in deploying capital into attractive, high quality investment opportunities in the private equity secondary market. During our most recent fiscal year, the Fund made 111 investments across traditional secondaries and general partner (“GP”) -led secondaries, as well as primaries, co-investments, and structured solutions. These investments complement the Fund’s 139 investments made in our fiscal year ended March 31, 2024, collectively providing investors with exposure to over 7,500 underlying portfolio companies. As of March 31, 2025, secondaries investments accounted for over 96% of the Fund’s investment portfolio, with over 90% of the Fund’s portfolio held in buyout investments. The Fund’s underlying portfolio company exposure is largely located in North America (76.1%) and Europe (16.6%), with the remainder (7.4%) located in other regions. The Fund has followed through on its objective to keep investors as fully invested as possible and utilized its revolving credit facility at varying degrees throughout the fiscal year to this end.

Performance Overview

For the fiscal year ended March 31, 2025, the Fund generated net total returns of 19.95%, 19.53%, and 18.91% for its Class I Shares, Class D Shares, and Class A Shares, respectively. The Fund’s performance was mainly driven by unrealized gains resulting from discounts associated with new portfolio investments, as well as the appreciation in value of its existing investments.

Investment Philosophy and Process

The Fund remains focused on delivering attractive and consistent total returns for our shareholders through market cycles by investing in a diversified pool of seasoned private equity assets utilizing a flexible strategy. We believe that the optimal investment strategy for private equity exposure is an actively managed portfolio that is anchored in traditional limited partner (“Limited Partner”) -led secondaries, with complementary exposure to opportunistic GP-led transactions, as well as strategic allocations to primaries, co- investments and structured solutions. We believe that the Fund’s unconstrained flexibility to allocate across the private equity secondaries market in a single portfolio affords investors an opportunity to capitalize on inefficiencies, dislocations and best capture relative value across market cycles.

As part of the globally integrated platform of Ares Management Corporation, the Fund’s investment team seeks to leverage its sourcing, underwriting, and structuring edge to capitalize on new opportunities, while remaining focused on portfolio construction and the long-term growth prospects for the Fund. The due diligence and investment process for the Fund is a rigorous, cycle-tested process that we believe has driven strong results for other institutional private equity secondaries funds managed by the Fund’s investment team for over 30 years. Our investment team leverages its long-standing relationships, which are enhanced by the broader Ares platform’s depth, along with the tools and analytics developed by Ares’ proprietary Quantitative Research Group. These advantages further maximize our proprietary deal flow and enhance our due diligence process. As a result, only the most compelling transactions are brought to the private equity secondaries 11-member investment committee in weekly meetings, where investment opportunities are considered and, if approved, are available for allocation to the Fund.

Investment Environment

The investment environment for public and private equities in 2024 cannot be adequately assessed without additional context from years past. 2022 was characterized by a period of rising inflation and the most rapid interest rate hikes seen in decades. Despite the challenging macro backdrop, the public equity market outperformed private equity in 2023, displaying a strong rebound throughout the year. As such, the MSCI World Index (24.44%) and S&P Index (26.29%) were each up by over 20%, whereas Global Buyout was up 9.73% according to Burgiss1.

With the MSCI World and S&P 500 returning 19.22% and 25.02%, respectively, public equities continued to rally in 2024, largely driven by declining inflation and interest rates. Building on improving consumer sentiment, sustained economic growth and the strong desire among GPs to get deals done, private equity reversed a two-year decline of activity in 2024, with deal value increasing 37% year-over-year from 2023, while the Burgiss Buyout index posted returns of 5.49%2,3.

Overall, the conditions in the public equity markets over the last few years have been unlike almost any other time in the industry’s history. The polarizing dynamic that investors experienced between 2022 and 2023, observed through the MSCI World and S&P 500, demonstrates the inherent volatility that can characterize participation in public markets. While these indices experienced a rebound in 2023 that continued into 2024, the appreciation of public equities was not sufficient to close the comparative gap between private and public equity returns over an extended period. Instead, the potential benefits of excess returns with mitigated volatility in private equity shone through as buyout funds generated a 14.23% annualized average return over the five-year period from 2020 to the period ended December 31, 2024, versus the MSCI World, which was up 11.73%, representing 250 basis points of outperformance with less volatility.

Annual Report | March 31, 2025	1

Ares Private Markets Fund	Shareholder Letter
March 31, 2025 (Unaudited)

In 2024, the volume of private equity deals rebounded, increasing 10% year over year to approximately 3,0004. The growth in transaction value, however, far outstripped growth in count, increasing 37% from 2023 to an average deal size of $849M5. This inflection was largely attributable to easing interest rates coupled with greater comfort in the macroeconomic outlook, which were key contributors to the narrowing of what had previously been a wide breach between buyer and seller expectations. In addition, incentives were in place for GPs to transact due to persistent liquidity challenges across private equity dating back two years. While macro headwinds stemming from inflation and the subsequent spike of interest rates since 2022 slowed, uncertainty remained prevalent amid speculation on policy changes and potential implications around the new presidential administration. Following two years of exit declines, the rebound seen in 2024 was still overshadowed by the $3.6 trillion of unrealized private equity value represented by 29,000 portfolio companies still in the hands of private equity investors6. With what has historically taken private equity funds seven years, the most recent vintages (2020 -2022) are instead on pace to achieve a 1.0x distribution to paid-in capital (DPI) in closer to nine years, highlighting the current liquidity challenges characterizing the market today7.

In this backdrop, private equity investors – both LPs and GPs – turned increasingly to the secondaries market to find liquidity. Global secondaries transaction volume for 2024 rose to $162 billion, marking a 45% increase from $112 billion in 2023 and surpassing the previous annual record of $132 billion in 20218. At $87 billion, LP-led activity accounted for nearly 57% of overall transaction volume, driven by ongoing liquidity needs from LPs, the continued narrowing of bid-ask spreads and robust demand for large, diversified portfolio transactions 9. At $75 billion, GP-led activity also experienced a record year, propelled by an influx of private equity sponsors seeking to generate liquidity while maintaining exposure to their top-performing assets10.

Building on the record setting growth of 2024, market participants believe 2025 will have the potential to be another banner year of dealmaking in the secondaries market. In the buyout and growth segments of the private equity market, we saw a slight rebound in M&A activity in the back half of 2024 temporarily alleviate pressure for distributions. However, the imposition of new tariff regulations has reintroduced uncertainty into the markets and is expected to further delay exit opportunities, which will accelerate tension between GPs and their investors in search of liquidity – a phenomenon we believe will ultimately benefit the secondaries market. With secondaries deal activity surging in the back half of 2024, we are seeing the same tailwinds carry into 2025, ultimately extending the momentum and potentially positioning the market to continue to have a favorable dealmaking environment.

In the LP-led secondaries market, liquidity continues to be a focal point in 2025. Investors are still feeling the repercussions of the rapid interest rate hikes witnessed in 2022, a dormant IPO market and a constrained M&A environment that have resulted in muted private equity exit activity and a sizeable backlog of liquidity. With 40% of LP sellers transacting for the first time in 2024, LPs flocked to the secondary market to generate liquidity and rebalance their portfolios11. Should traditional avenues of exits and resulting distribution activity continue to be delayed, we expect strong supply and the potential for attractive discounts in 2025 to present an opportunity for investors to buy high-quality portfolios at attractive entry points.

Similarly, in the GP-led part of the market, we expect strong levels of activity in 2025 to continue, following a year where GP-led volume significantly gained momentum throughout the year. Namely, the GP-led market experienced a notable surge in activity during the second half of 2024, representing a 68% increase over the first half of the year and a 38% increase over the same second half period in 2023 12. With 84% of the total GP-led market volume consisting of continuation vehicle transactions, this segment of the market has continued to be an effective and actionable alternative channel for providing liquidity to sponsor-owned companies13. As such, supply growth, undercapitalization of the market, and shrinking bid/ask spreads could lead to increased GP-led volumes this year14.

While periods of market volatility and uncertainty create challenges across the investment landscape, we believe that this environment presents unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. Heading into 2025, and prior to the announcement of proposed tariffs by the Trump administration on April 2, 2025, market participants expected bid and ask spreads to continue narrowing with the expectation of a stabilizing macro environment and renewed M&A and IPO activity being supported by a well-capitalized and expanded buyer universe. Amid ongoing trade policy and broader market uncertainty, this sentiment has been halted, signaling a potential shift towards a buyer’s market that we believe may present even greater attractive opportunities to deploy capital. As we navigate through 2025, we believe that continued pressure from LPs for liquidity will serve as a catalyst for additional LP-led transactions, fundraising timeline pressure from sponsors may further elevate levels of LP-led activity at attractive pricing, and limited accessibility to IPO, M&A and debt markets may catalyze increased levels of GP-led activity as sponsors seek alternative paths to provide liquidity to LPs. Given its investment strategy, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in a good position to meet its investment objective going forward.

2	www.areswms.com

Ares Private Markets Fund	Shareholder Letter
March 31, 2025 (Unaudited)

Summary

Given the current investment environment, we believe that the ability to dynamically allocate across the private equity market by GP, industry, vintage, strategy, and sector, puts the Fund in a strong position to achieve attractive risk-adjusted returns for its shareholders. We are pleased with the continued progress of constructing the Fund’s diversified portfolio and our performance to date. Looking ahead, the portfolio management team will continue to leverage the power of the Ares platform and its position as a global market leader in private markets to identify attractive investment opportunities in line with the stated objectives of the Fund. We thank you for your investment in and continued support of Ares Private Markets Fund.

Sincerely,

Ares Capital Management II LLC

[1]	Burgiss, All Buyout Index data for 2023, May 5, 2025

[2]	Bain & Company, Global Private Equity Report 2025, January 2025
[3]	Burgiss, All Buyout Index data for 2024, May 5, 2025
[4]	Bain & Company, Global Private Equity Report 2025, January 2025
[5]	Bain & Company, Global Private Equity Report 2025, January 2025
[6]	Bain & Company, Global Private Equity Report 2025, January 2025
[7]	Bain & Company, Global Private Equity Report 2025, January 2025
[8]	Jeffries, Global Secondary Market Review, January 2025
[9]	Jeffries, Global Secondary Market Review, January 2025
[10]	Jeffries, Global Secondary Market Review, January 2025
[11]	Jeffries, Global Secondary Market Review, January 2025
[12]	Jeffries, Global Secondary Market Review, January 2025
[13]	Jeffries, Global Secondary Market Review, January 2025
[14]	McKinsey & Company, Global Private Markets Report 2025, February 2025

Annual Report | March 31, 2025	3

Ares Private Markets Fund	Performance Overview
March 31, 2025 (Unaudited)

Average Annual Total Returns (as of March 31, 2025)

						Since	Inception
	1 Month	Quarter	6 Month	Period to date	3 Year	Inception	Date
Ares Private Markets Fund - Class A	4.53%	5.65%	7.31%	18.91%	-%	21.34%	8/1/2023
Ares Private Markets Fund - Class A#	0.88%	1.95%	3.55%	14.75%	-%	18.76%	8/1/2023
Ares Private Markets Fund - Class I	4.57%	5.83%	7.47%	19.95%	15.37%	15.37%	4/1/2022
Ares Private Markets Fund - Class D	4.55%	5.75%	7.40%	19.53%	-%	17.50%	9/1/2022
MSCI World Index	-4.45%	-1.79%	-1.95%	7.04%	7.54%	7.54%	4/1/2022*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the year ended March 31, 2025, the Fund’s total annual expense ratio, before fee waivers, was 4.85% for Class I, 5.03% for Class D and 5.60% for Class A. For the year ended March 31, 2025, after fee waivers, the Fund’s total annual expense ratio was 4.74% for Class I, 4.93% for Class D and 5.50% for Class A.

# The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

* April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $25,000 Initial Investment (as of March 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in the Fund is $25,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders as of the year ended March 31, 2025. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. This practice also does not generally result in a return of capital to investors.

4	www.areswms.com

Ares Private Markets Fund	Performance Overview
March 31, 2025 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

BSP Solstice Investors L.P. (BCE)	10.03%
BSP Solstice Investors L.P. (AD)	9.98%
AXA IM Prime Genesis PE Secondaries Fund	8.57%
SkyKnight Capital II CV B, L.P.	4.38%
FinEquity Holdings, LLC (13 shares class A common interests)	3.57%
Hellman & Friedman Capital Partners IX, L.P.	3.34%
APH Extended Value Fund H LP	3.24%
Bain Capital Beacon Holdings, L.P.	2.15%
CF24XB SCSp	2.14%
Blue Owl GP Stakes V US Investors LP	2.04%
Top Ten Holdings	49.44%

Asset Allocation (as a % of Net Assets)*

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | March 31, 2025	5

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99%	Region(a)	Date	Cost	Fair Value	Net Assets
Direct Investments/Co-Investments- 2.05%(b)(c)(d)
CWC Fund I Co-Invest (AlTi) L.P.	North America	3/26/2024	$5,201,000	$5,701,470	0.21%
Hildred Capital Co-Invest-REBA, LP(e)	North America	1/9/2025	27,497,683	33,658,079	1.24%
KKR Olympus Co-Invest L.P.	North America	10/18/2022	2,585,212	3,105,913	0.11%
KWOL Co-Invest, L.P.	North America	12/29/2023	10,000,000	13,472,757	0.49%
Total Direct Investments/Co-Investments			$45,283,895	$55,938,219

Primary Investments- 2.57%(b)(e)
Apax XI USD L.P.(c)(d)	North America	5/2/2024	1,151,860	1,187,559	0.04%
Aquiline Financial Services Fund V L.P.(c)(d)	North America	5/22/2024	3,197,881	3,672,341	0.14%
Arlington Capital Partners VI, L.P.(c)	North America	7/27/2023	6,424,946	7,367,253	0.27%
BharCap Partners II-B, LP(c)	North America	12/27/2024	2,002,274	2,352,013	0.09%
Bridgepoint Growth II B LP(c)(d)	Europe	11/29/2024	4,009,289	3,566,943	0.13%
Constellation Wealth Capital Fund, L.P.(c)	North America	1/26/2024	5,824,449	6,216,753	0.23%
EQT X (NO.2) USD SCSP(c)	North America	4/9/2024	1,788,815	1,736,964	0.06%
HFCP XI (Parallel - A) L.P.(c)(d)	North America	12/15/2023	–	–	–%
Hunter Point Capital Investors (Onshore), L.P.(c)	North America	1/29/2024	5,171,826	5,533,977	0.20%
Integrum Capital Partners L.P.(c)	North America	12/2/2022	6,148,309	7,424,834	0.27%
Kelso Investment Associates XI, L.P.(c)	North America	10/26/2023	4,090,985	4,908,098	0.18%
Kohlberg Investors X, L.P.(c)(d)	North America	9/27/2024	2,187,218	2,453,164	0.09%
Levine Leichtman Capital Partners VII, L.P.(c)	North America	12/11/2024	782,863	808,027	0.03%
Linden Structured Capital Fund II-A LP(c)(d)	North America	7/18/2024	2,216,140	2,434,067	0.09%
Lovell Minnick Equity Partners VI LP(c)	North America	8/13/2024	1,498,300	1,395,231	0.05%
New Mountain Partners VII LP(c)(d)	North America	8/29/2024	1,456,131	1,218,059	0.05%
SkyKnight Capital Fund IV, L.P.(c)	North America	11/13/2023	1,922,331	1,720,770	0.06%
TPG Partners IX, L.P.(c)	North America	1/25/2024	2,642,581	2,904,997	0.11%
Valeas Capital Partners Fund I-A LP(c)	North America	1/31/2024	6,198,394	11,820,369	0.43%
Veritas Capital Fund IX, L.P.(c)(d)	North America	12/17/2024	104,778	(28,534)	0.00%	(f)
VIP V Feeder S.C.Sp.(c)(d)	Europe	10/16/2024	1,670,585	1,390,440	0.05%
Total Primary Investments			$60,489,955	$70,083,325

Secondary Investments- 107.37%(b)(c)
3i Europartners Vb L.P.(e)	Europe	1/5/2024	–	73,141	0.00%	(f)
Adams Street 2018 Global Fund LP(e)	North America	10/2/2024	204,994	286,950	0.01%
Advanced Technology Ventures VII, L.P.	North America	12/29/2023	263,749	119,828	0.00%	(f)
Advent International GPE VI-A Limited Partnership	North America	3/31/2025	4,969,341	5,070,721	0.19%
Advent International GPE VII-E Limited Partnership(e)	North America	3/31/2025	11,124,033	12,537,150	0.46%
Advent Latin American Private Equity Fund VI-D LP(d)(e)	Rest of World	3/31/2025	1,321,081	2,072,104	0.08%
AEA Fund VII, LP(e)	North America	10/2/2024	836,838	1,111,131	0.04%
AEA Investors 2006 Fund L.P.(d)(e)	North America	1/5/2024	–	63,913	0.00%	(f)
AEA Investors V LP(e)	North America	10/2/2024	23,139	46,862	0.00%	(f)
Affinity Asia Pacific Fund III (No. 2) L.P.(d)(e)	Rest of World	12/29/2023	1,814,825	1,710,821	0.06%
Algebris NPL Partnership II S.C.S(d)	Europe	3/31/2025	574,348	829,625	0.03%
Alpine Investors VI, L.P.(e)	North America	12/29/2023	35,400,408	53,021,642	1.95%
Altas Partners Holdings II LP(e)	North America	10/2/2024	779,980	1,156,962	0.04%
Alteri Extended Value LP(d)(e)	Europe	12/11/2024	4,469,112	7,300,285	0.27%
Altor Fund II (No. 1) Limited Partnership(d)	Europe	3/31/2025	291,482	288,716	0.01%
Altor Fund IV (No. 2) AB(d)(e)	Europe	3/31/2025	1,154,340	1,392,477	0.05%
Altor Fund V (No. 1) AB(d)(e)	Europe	3/31/2025	1,930,498	2,223,782	0.08%
Apax Europe VI-A, L.P.(e)	Europe	3/31/2025	4,693,672	4,927,663	0.18%
Apax Europe VII - A, L.P.(d)(e)	Europe	10/2/2023	1,100,480	1,950,583	0.07%
Apax Europe VII - B, L.P.(d)(e)	Europe	3/31/2025	2,595,392	2,265,138	0.08%
Apax VIII - A, L.P.(d)(e)	North America	3/31/2025	7,604,370	7,966,266	0.29%

See Notes to Consolidated Financial Statements.

6	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 107.37%(b)(c) (continued)
Apax VIII - B, L.P.(d)(e)	North America	3/31/2025	$6,213,458	$7,304,115	0.27%
APH Extended Value Fund H LP(d)(e)	North America	1/30/2025	79,609,653	88,194,326	3.24%
Apollo Credit Opportunity Fund III, L.P.(e)	North America	6/28/2024	–	28,506	0.00%	(f)
Apollo Investment Fund IX, L.P.(e)	North America	4/1/2022	3,396,290	4,889,463	0.18%
Apollo Investment Fund VIII, L.P.(e)	North America	12/29/2023	141,400	144,693	0.01%
Apollo Overseas Partners VIII, L.P.(d)(e)	Europe	3/31/2025	2,305,403	2,285,837	0.08%
Aquiline Financial Services Continuation Fund L.P(d)(e)	North America	5/30/2024	17,131,131	25,953,596	0.95%
Aquiline Financial Services Fund L.P.(d)	North America	3/31/2025	3,448,713	4,183,826	0.15%
ARDIAN Expansion Syclef Continuation Fund S.L.P(d)(e)	Europe	12/23/2024	15,747,000	19,648,975	0.72%
Audax Mezzanine Fund III, L.P.	North America	9/29/2023	26,940	31,427	0.00%	(f)
Audax Private Equity Fund III, L.P.(d)(e)	North America	9/29/2023	168,234	142,761	0.01%
Audax Private Equity Fund, L.P.(d)	North America	1/12/2024	253,674	37,694	0.00%	(f)
Avenue Real Estate Fund L.P.(e)	North America	12/29/2023	2,104,408	1,470,649	0.05%
AXA IM Prime Genesis PE Secondaries Fund(e)	Europe	12/20/2024	196,637,961	233,690,092	8.57%
Bain Capital Beacon Holdings, L.P.(d)(e)	North America	3/24/2025	59,708,152	58,695,652	2.15%
Bain Capital Fund VII, L.P.	North America	1/31/2024	2,465,858	1,836,248	0.07%
Bain Capital Fund XI, L.P.(d)(e)	North America	3/31/2025	1,375,273	1,238,518	0.05%
Barley (No.1) Limited Partnership(d)(e)	Europe	6/18/2024	284,465	237,438	0.01%
BC European Capital IX - 2 LP(d)(e)	Europe	3/31/2025	6,173,787	7,813,560	0.29%
BC XI Private Investor, L.P.(e)	North America	12/31/2024	2,246,848	2,114,996	0.08%
BC XII Private Investors, L.P.(e)	North America	12/31/2024	4,842,886	6,203,353	0.23%
Berkshire Fund VI, L.P.(e)	North America	12/29/2023	1,394,410	2,055,520	0.08%
Berkshire Fund VII, L.P.(d)(e)	North America	12/29/2023	988,352	1,271,642	0.05%
BF Garden Corporate Tax Credit Fund XII L.P.(d)	North America	1/12/2024	–	208,887	0.01%
Blackstone Capital Partners IV L.P.(d)(e)	North America	12/29/2023	19	110,217	0.00%	(f)
Blackstone Capital Partners V L.P.(e)	North America	12/29/2023	7,196	184,294	0.01%
Blackstone Capital Partners VI, L.P.(e)	North America	12/31/2024	37,780,197	54,734,068	2.01%
Blackstone Capital Partners VII L.P.(e)	North America	12/31/2024	3,938,999	4,101,343	0.15%
Blackstone Capital Partners VIII, L.P.(e)	North America	10/4/2024	8,903,284	10,029,605	0.37%
Blackstone Communications Partners I L.P.(d)(e)	North America	12/29/2023	–	20,722	0.00%	(f)
Blackstone Infrastructure Partners IRH-G L.P.(d)	North America	12/15/2023	20,105,261	21,794,325	0.80%
Blackstone Real Estate Partners Europe III, L.P.(e)	North America	12/29/2023	1,873,345	1,768,999	0.07%
Blackstone Real Estate Partners VI, LP(e)	North America	12/29/2023	–	37,931	0.00%	(f)
Blue Owl GP Stakes V US Investors LP(e)	North America	11/29/2024	41,865,783	55,452,118	2.04%
Boston Millennia Partners II Limited Partnership	North America	12/29/2023	62,919	–	–%
Bridgepoint Credit Opportunities II, L.P.(d)(e)	Europe	6/28/2024	278,515	269,486	0.01%
Bridgepoint Europe IV A(e)	Europe	10/8/2024	1,131,706	1,145,950	0.04%
Bridgepoint Europe IV E(e)	Europe	10/8/2024	75,433	76,380	0.00%	(f)
BSP Solstice Investors L.P. (AD)(e)	North America	4/1/2024	211,971,568	272,032,539	9.98%
BSP Solstice Investors L.P. (BCE)(e)	North America	4/1/2024	210,893,888	273,371,851	10.03%
BSP Summer Investors (PMF) L.P.(e)	North America	8/31/2023	8,538,244	11,554,513	0.42%
BSP Summer Investors L.P.(e)	North America	8/31/2023	8,538,244	11,554,513	0.42%
Canterbury Consulting PC Fund I (A), LP(e)	North America	9/30/2024	1,297,063	1,830,771	0.07%
Canterbury Consulting PC Fund II (A), L.P.(d)(e)	North America	9/30/2024	126,921	149,796	0.01%
Canterbury Consulting PC Fund II (B), LP(d)(e)	North America	9/30/2024	493,928	566,192	0.02%
Canterbury Consulting SPFS Fund VIII (Onshore)(e)	North America	9/30/2024	623,637	804,098	0.03%
Capvest Strategic Opportunities 3 SCSP(d)	Europe	8/3/2022	12,209,464	30,685,657	1.13%
Carlyle Europe Partners II, L.P.(e)	Europe	1/5/2024	–	66,010	0.00%	(f)
Carlyle Europe Partners III, L.P.(d)(e)	Europe	4/12/2024	94,745	98,246	0.00%	(f)
Carlyle Europe Partners IV, L.P. (USD)(d)(e)	Europe	3/31/2025	1,773,807	1,429,084	0.05%
Carlyle Partners V, L.P.(e)	North America	4/12/2024	474,588	1,145,592	0.04%
Carlyle Partners VI, L.P.(d)(e)	North America	3/31/2025	3,937,644	3,895,679	0.14%
Carlyle Partners VII, L.P(e)	North America	10/31/2024	2,731,624	3,398,217	0.13%

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	7

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 107.37%(b)(c) (continued)
Carlyle Partners VII, L.P.(e)	North America	3/31/2025	$6,069,590	$5,756,961	0.21%
Carlyle Partners VIII, L.P.(e)	North America	9/29/2023	5,003,528	6,563,524	0.24%
Catterton Partners VII, L.P.(d)(e)	North America	3/31/2025	10,036,300	11,505,659	0.42%
CD&R Fund VIII Wilsonart-A, L.P.(d)	North America	12/29/2023	–	43,431	0.00%	(f)
CD&R Value Building Partners I, L.P.	North America	9/30/2023	90,876	179,783	0.01%
Centerbridge Capital Partners III, L.P.(d)(e)	North America	3/31/2025	3,520,368	3,942,232	0.14%
Centerbridge Capital Partners, L.P.(e)	North America	4/5/2024	134,580	–	–%
Cerberus Institutional Partners, L.P. (Series Four)(e)	North America	10/10/2023	15,679	9,987	0.00%	(f)
CF24XB SCSp(d)(e)	Europe	3/26/2025	40,000,000	58,339,521	2.14%
Charterhouse Capital Partners X, L.P.(e)	Europe	3/31/2025	3,910,587	4,351,624	0.16%
Clayton, Dubilier & Rice Fund IX (Credit), L.P.(d)	North America	9/30/2023	2,893	7,859	0.00%	(f)
Clayton, Dubilier & Rice Fund IX, L.P.(e)	North America	9/30/2023	240,027	274,308	0.01%
Clayton, Dubilier & Rice Fund VIII, L.P.(d)(e)	North America	12/29/2023	–	32,114	0.00%	(f)
Clayton, Dubilier & Rice Fund X, L.P.(e)	North America	3/31/2025	4,222,394	4,659,111	0.17%
Clayton, Dubilier & Rice Fund XI, L.P.(d)(e)	North America	3/31/2025	5,454,780	5,857,682	0.22%
Comvest Capital II, L.P.(d)(e)	North America	1/5/2024	–	60,362	0.00%	(f)
CPE Private Equity L.P.	Europe	3/28/2024	–	1,831	0.00%	(f)
Crescent Special Situations Fund (Investor Group), L.P.(e)	North America	12/29/2023	73,433	122,799	0.00%	(f)
Crestview Partners II, L.P.(e)	North America	1/15/2024	1,266,585	4,906,160	0.18%
Crestview Partners, L.P.(d)(e)	North America	1/5/2024	1,085,714	1,186,964	0.04%
CVC Capital Partners Asia Pacific III, L.P.(e)	Europe	12/29/2023	62,223	93,037	0.00%	(f)
CVC Capital Partners VII (A) L.P(e)	Europe	10/23/2024	3,465,643	4,266,846	0.16%
CVC European Equity Partners III L.P.(d)(e)	Europe	12/29/2023	242,455	488,791	0.02%
CVC European Equity Partners IV, L.P.(d)(e)	Europe	12/29/2023	47,803	53,339	0.00%	(f)
CVC European Equity Partners V (C) L.P.(d)(e)	Europe	12/29/2023	940,324	1,021,830	0.04%
Darwin Private Equity I LP(d)(e)	Europe	3/28/2024	113,528	133,352	0.01%
DFW Capital Partners V, L.P.(d)(e)	North America	4/1/2022	10,558,746	11,879,362	0.44%
EnCap Energy Capital Fund IX-D, L.P.	North America	9/29/2023	15,823	47,416	0.00%	(f)
Energy Capital Partners Mezzanine Opportunities Fund, L.P.(d)(e)	North America	1/5/2024	491,908	502,274	0.02%
Essex Woodlands Health Ventures Fund VI, L.P.(d)	North America	12/29/2023	1,042,535	282,095	0.01%
Essex Woodlands Health Ventures Fund VII, L.P.(d)	North America	12/29/2023	168,775	162,384	0.01%
Exponent Private Equity Partners, L.P.(d)(e)	Europe	3/28/2024	29,339	40,937	0.00%	(f)
Financial Technology Ventures II (Q), L.P.	North America	12/29/2023	16,536	44,019	0.00%	(f)
FinEquity Holdings, LLC (13 shares class A common interests)(d)(g)	North America	12/13/2024	97,218,099	97,219,860	3.57%
First Reserve Fund XI, L.P.	North America	10/10/2023	239	–	–%
Foundry Venture Capital 2007, L.P.(d)(e)	North America	3/28/2024	246,225	78,667	0.00%	(f)
Framework Ventures III L.P.(d)	North America	10/2/2024	856,746	919,406	0.03%
FTVentures III, L.P.(d)(e)	North America	12/29/2023	1,284,795	1,420,682	0.05%
FUSE Venture Partners Alpha I, LP(d)(e)	North America	9/30/2024	313,740	405,963	0.02%
GenNx360 Capital Partners, L.P.	North America	12/29/2023	44,709	–	–%
Green Equity Investors Side CF III-C, L.P.(e)	North America	12/4/2023	17,455,676	26,407,963	0.97%
Green Equity Investors V(d)(e)	North America	4/5/2024	253,340	29,841	0.00%	(f)
Gryphon Partners 3.5, L.P.(d)(e)	North America	9/29/2023	51,558	27,423	0.00%	(f)
Gryphon Partners IV, L.P.(e)	North America	9/29/2023	149,572	254,281	0.01%
GSO Capital Opportunities Overseas Fund(d)(e)	North America	11/1/2023	4,298	6,391	0.00%	(f)
Hamilton Lane Co-Investment Fund II, L.P.(e)	North America	9/29/2023	103,161	247,759	0.01%
Hancock Park Capital III	North America	7/3/2024	1,211,757	1,802,267	0.07%
HCI Equity Partners EV I, L.P.(d)(e)	North America	9/9/2024	16,719,578	18,090,910	0.66%
Hellman & Friedman Capital Partners IX, L.P.(e)	North America	12/31/2024	79,614,134	90,950,400	3.34%
Hellman & Friedman Capital Partners VIII, L.P.(e)	North America	12/31/2024	28,637,805	29,772,423	1.09%
Hellman & Friedman Capital Partners X, L.P.(e)	North America	12/31/2024	50,268,055	51,391,620	1.89%
Hildred Perennial Partners I, L.P.(d)(e)	North America	12/22/2023	23,970,986	36,055,266	1.32%

See Notes to Consolidated Financial Statements.

8	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 107.37%(b)(c) (continued)
HKW Capital Partners V, L.P.(d)(e)	North America	9/30/2024	$1,183,697	$1,635,630	0.06%
Industri Kapital 2007 Limited Partnership II(d)(e)	Europe	4/12/2024	29,699	52,554	0.00%	(f)
Insight Partners Coinvestment Fund II	North America	3/31/2025	17,274,288	18,073,617	0.66%
Insight Partners Coinvestment Fund III(e)	North America	9/30/2023	40,679	99,401	0.00%	(f)
Insight Partners Continuation Fund (Cayman), L.P.(d)(e)	North America	3/31/2025	4,596,239	4,849,422	0.18%
Insight Partners Continuation Fund II, L.P.(e)	North America	3/31/2023	20,512,168	29,560,455	1.08%
Insight Venture Partners VII, L.P.(d)(e)	North America	3/31/2025	19,822,290	20,546,837	0.75%
Insight Venture Partners VIII, L.P.(e)	North America	3/31/2025	15,945,876	19,164,754	0.70%
Kayne Anderson Energy Fund VI, L.P.	North America	10/3/2023	17,965	27,183	0.00%	(f)
Kelso Investment Associates VII, L.P.(d)	North America	9/29/2023	1,520	1,988	0.00%	(f)
Kelso Investment Associates VIII, L.P.(d)(e)	North America	12/29/2023	539,371	70,850	0.00%	(f)
KKR Americas Fund XII (EEA), L.P.(e)	North America	4/1/2022	5,061,166	6,650,431	0.24%
KKR Indigo Equity Partners A L.P.(d)	North America	6/8/2022	884,203	1,032,408	0.04%
KKR Indigo Equity Partners B L.P.(d)	North America	6/8/2022	12,528,758	14,365,760	0.53%
KKR North America Fund XI, L.P.(e)	North America	4/1/2022	1,731,695	1,889,007	0.07%
KRG Capital Fund IV, L.P.(d)(e)	North America	3/28/2024	731,219	617,068	0.02%
Levine Leichtman Capital Partners IV, L.P.(d)(e)	North America	3/28/2024	693,493	817,421	0.03%
Linden Opportunities Fund L.P.(d)(e)	North America	9/1/2022	8,530,378	9,729,696	0.36%
Lindsay Goldberg - Attain L.P.(d)(e)	North America	12/2/2024	31,239,485	39,218,517	1.44%
Livingbridge 6 L.P.(e)	Europe	4/1/2022	14,271,168	18,440,366	0.68%
Livingbridge Enterprise 2 L.P.(d)(e)	Europe	4/1/2022	4,450,971	2,888,743	0.11%
LLCP LMM Acquisition Fund, L.P.(e)	North America	11/20/2024	14,674,161	17,352,404	0.64%
Lorient Peregrine Investment, L.P.(d)	North America	11/25/2022	10,066,631	9,998,841	0.37%
Madison Dearborn Capital Partners VII, L.P.(e)	North America	4/1/2022	8,157,618	9,487,816	0.35%
Medley Opportunity Fund II L.P.(e)	North America	12/29/2023	–	–	–%
Melody Capital Partners Onshore Credit Fund, L.P.	North America	12/29/2023	1,786,948	1,481,843	0.05%
MHR Institutional Partners II- A, L.P.(d)	North America	1/12/2024	2,868,663	4,678,193	0.17%
MHR Institutional Partners III, L.P.(d)(e)	North America	1/2/2025	4,160,487	5,083,702	0.19%
Mill Road Capital III, L.P.(e)	North America	7/3/2024	4,304,830	4,503,743	0.17%
Mill Road Capital, L.P.(d)(e)	North America	7/3/2024	2,615,873	1,516,411	0.06%
Mithras Capital Fund L.P.	Europe	9/29/2023	22,280	–	–%
Mohr Davidow Ventures VIII, L.P.(d)	North America	10/2/2023	–	38,412	0.00%	(f)
Montagu V (US) L.P.(d)(e)	Europe	3/31/2025	10,194,645	11,707,895	0.43%
Montagu V L.P.(d)(e)	Europe	3/31/2025	5,750,503	5,501,561	0.20%
Nautic Partners V, LP	North America	7/19/2024	452,226	4,524	0.00%	(f)
Nautic Partners VI, L.P.(e)	North America	7/19/2024	12,041	38,137	0.00%	(f)
New Form Capital II, L.P.(d)(e)	North America	10/2/2024	269,543	381,264	0.01%
New Leaf Ventures I, L.P.(d)	North America	9/29/2023	9,657	14,784	0.00%	(f)
New Mountain Partners III, L.P.(d)(e)	North America	3/31/2025	2,438,888	2,994,019	0.11%
New Mountain Partners IV, L.P.(e)	North America	10/8/2024	11,064,815	11,800,346	0.43%
New Mountain Partners V, L.P.(e)	North America	3/31/2023	8,916,389	11,120,643	0.41%
NewVest PE50 2024 (Cayman), LP(e)	North America	12/16/2024	14,031,618	13,626,868	0.50%
Nordic Capital VIII Alpha, L.P.(d)(e)	Europe	3/31/2025	1,389,290	1,718,461	0.06%
North Haven Capital Partners W50 CV L.P.(d)(e)	North America	3/21/2024	12,503,700	14,033,246	0.52%
North Texas Opportunity Fund, L.P.	North America	3/28/2024	104,830	–	–%
Oak Hill Digital Opportunities Partners(d)(e)	North America	10/23/2024	1,831,906	2,100,941	0.08%
Oaktree Opportunities Fund IX (Cayman), L.P.(d)	North America	3/31/2025	3,365,723	3,743,019	0.14%
Onex Partners III LP(d)(e)	North America	3/31/2025	8,495,074	11,541,178	0.42%
Onex Partners IV, LP(d)(e)	North America	3/31/2025	21,355,922	23,726,071	0.87%
Onex Partners V LP(d)(e)	North America	3/31/2025	3,878,661	5,676,409	0.21%
Pacific Equity Partners Fund IV, L.P.(d)(e)	Rest of World	3/24/2024	2,278	152,064	0.01%
Pacific Equity Partners Supplementary Fund IV, L.P.(d)(e)	Rest of World	12/29/2023	761	63,686	0.00%	(f)
Paddington Partners, L.P.(d)(e)	North America	1/10/2024	37,060,841	45,939,477	1.69%

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	9

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 107.37%(b)(c) (continued)
Permira IV L.P.2(d)	Europe	3/31/2025	$11,608,863	$15,749,591	0.58%
Permira V G.P. L.P.(e)	Europe	9/28/2023	193,590	303,435	0.01%
Permira VII L.P. 1(e)	Europe	10/8/2024	1,992,416	2,409,068	0.09%
Platinum Equity Capital Partners I(d)(e)	North America	12/29/2023	–	431,308	0.02%
Platinum Equity Capital Partners IV, L.P.(e)	North America	6/30/2022	23,200,314	21,930,763	0.81%
Polaris Venture Partners IV, L.P.(d)(e)	North America	12/29/2023	208,730	103,829	0.00%	(f)
Polaris Venture Partners V, L.P.(e)	North America	12/29/2023	704,594	878,596	0.03%
Primus Pacific Partners 1 L.P.(d)	Rest of World	3/28/2024	3,602,071	1,988,899	0.07%
Private Equity Access Fund I, LLC(d)(e)	North America	6/28/2024	24,508	–	–%
Project Equity Company I (Mauritius) Limited(d)(e)	North America	6/28/2024	57,202	109,238	0.00%	(f)
Providence Equity Partners (Unity) S.C.Sp(e)	Europe	5/31/2024	4,945,519	10,699,408	0.39%
Providence Equity Partners V L.P.(e)	North America	12/29/2023	4,379	–	–%
Providence Equity Partners VI L.P.(e)	North America	9/30/2023	251,522	99,984	0.00%	(f)
Providence Equity Partners VII-A L.P.(d)(e)	North America	3/31/2025	21,581,782	22,211,224	0.82%
Providence Equity Partners VIII, L.P.(e)	North America	3/31/2025	7,194,995	9,722,055	0.36%
Rader Reinfrank Investors, L.P.	North America	3/28/2024	15,258	–	–%
Redmile BioPharma Investments III, LP(d)(e)	North America	9/30/2024	359,933	339,654	0.01%
RiverRock European Opportunities Fund, L.P.(d)	Europe	6/28/2024	246,424	63,156	0.00%	(f)
RREF IV Debt Direct Domestic Investors, LP(e)	North America	9/30/2024	496,017	760,970	0.03%
Rubicon Continuation Fund L.P.(d)(e)	North America	11/12/2024	35,595,245	41,452,263	1.52%
Sandler Capital Partners V, L.P.	North America	12/29/2023	1,036,693	985,462	0.04%
Searchlight Capital III, L.P.(e)	North America	9/30/2024	852,887	1,249,575	0.05%
SFW Capital Partners Fund, L.P.	North America	4/24/2024	467	–	–%
Signal Peak Ventures III, L.P.(d)	North America	3/31/2025	1,247,468	1,533,841	0.06%
Silver Cup Holdings V, L.P.(e)	North America	9/30/2023	756,866	1,191,620	0.04%
Silver Lake Partners III, LP(d)(e)	North America	1/2/2025	1,380,107	2,627,522	0.10%
Silver Lake Partners IV, L.P.(d)(e)	North America	3/31/2025	12,740,844	13,284,134	0.49%
Sixth Street Opportunities Partners III, L.P.(e)	North America	10/12/2023	18,311	26,536	0.00%	(f)
SkyKnight Capital II CV A, L.P.(d)(e)	North America	10/30/2024	902	896	0.00%	(f)
SkyKnight Capital II CV B, L.P.(d)(e)	North America	10/30/2024	102,035,372	119,326,113	4.38%
SL SPV-2, L.P.	North America	1/2/2025	1,126,607	11,509,028	0.42%
Snow Phipps Group, L.P.(e)	North America	1/5/2024	2,035,665	3,977,970	0.15%
South Florida Motorsports LLC (13 shares class A common interests)(d)(g)	North America	12/13/2024	2,841,782	2,841,827	0.10%
Starwood Global Opportunity Fund VII-B, L.P.(d)	North America	3/28/2024	358,814	481,947	0.02%
Stepstone International Investors III, L.P.(d)(e)	Europe	4/5/2024	83,449	56,559	0.00%	(f)
Strategic Value SH 130-A, L.P.(d)(e)	North America	12/13/2024	20,921,085	22,803,260	0.84%
Summit Partners Credit Fund II, L.P.(e)	North America	3/28/2024	2,212,092	2,233,253	0.08%
Summit Partners Private Equity Fund VII-A, L.P.(d)	North America	10/3/2023	85,311	88,787	0.00%	(f)
Sycamore Partners III-A, L.P.(e)	North America	12/29/2023	27,503,633	36,797,535	1.35%
TCW/Crescent Mezzanine Partners VB, L.P.(d)	North America	10/10/2023	308	–	–%
TH Lee Putnam Ventures Liquidation Trust	North America	3/28/2024	43,907	27,324	0.00%	(f)
The Sixth Cinven Fund(e)	Europe	6/26/2023	3,691,331	4,812,676	0.18%
The Third Cinven Fund Trust(d)	Europe	1/3/2024	127,603	185,303	0.01%
The Veritas Capital Fund V, L.P(e)	North America	9/30/2024	5,477,044	5,296,271	0.19%
THL Fund IX Investors (Star II), L.P.(d)	North America	9/29/2023	997,687	1,166,789	0.04%
Thoma Bravo Fund XI-A, L.P.(d)(e)	North America	3/31/2025	10,586,940	12,930,203	0.47%
Thoma Bravo Special Opportunities Fund II-A, L.P.(d)(e)	North America	3/31/2025	16,382,740	20,011,487	0.73%
Thomas H. Lee Equity Fund VII, L.P.(d)(e)	North America	9/29/2023	215,483	245,245	0.01%
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(d)(e)	North America	9/30/2024	2,822,713	4,632,451	0.17%
Thomas H. Lee Parallel Fund VIII, L.P.(d)(e)	North America	3/31/2025	3,704,596	4,093,412	0.15%
Thomas Weisel India Opportunity Fund, L.P.(e)	North America	1/12/2024	999,444	911,995	0.03%
Towerbrook TMX Continuation Fund, L.P.(e)	North America	6/13/2023	11,733,625	16,685,188	0.61%
TPG Asia V, L.P.(e)	North America	12/29/2023	242,274	862,802	0.03%

See Notes to Consolidated Financial Statements.

10	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2025

	Geographic	Acquisition			Percentage of
Private Assets - 111.99% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 107.37%(b)(c) (continued)
TPG Healthcare Partners, L.P.(e)	North America	9/30/2023	$2,881,813	$3,872,357	0.14%
TPG Partners IV, L.P.(d)(e)	North America	9/30/2023	2,609	3,042	0.00%	(f)
TPG Partners VI, L.P.(e)	North America	3/31/2025	3,525,129	4,678,376	0.17%
TPG Partners VII, L.P.(e)	North America	4/1/2022	5,856,582	6,333,470	0.23%
TPG Partners VIII, L.P.(e)	North America	12/29/2023	23,246,413	32,611,542	1.20%
TPG Star, L.P.	North America	9/30/2023	101,522	–	–%
Trident IV, L.P.	North America	10/2/2023	226	–	–%
Trident V, L.P.(d)(e)	North America	3/31/2025	1,693,611	2,413,376	0.09%
Trident VI Parallel Fund, L.P.(d)(e)	North America	3/31/2025	10,704,689	13,244,857	0.49%
Trilantic Capital Partners Prime (North America) L.P.(d)(e)	North America	12/29/2023	4,233,145	6,927,762	0.25%
VantagePoint Venture Partners IV (Q), L.P.(d)	North America	3/28/2024	65,112	73,965	0.00%	(f)
Vector Capital IV, L.P.(d)(e)	North America	3/31/2025	1,836,376	2,151,658	0.08%
Vector Capital VI, L.P.(d)(e)	North America	3/31/2025	–	37,049	0.00%	(f)
VIP III Feeder LP(e)	Europe	9/6/2024	17,984,685	21,421,664	0.79%
VIP III LP(e)	Europe	9/24/2024	3,986,510	4,757,589	0.17%
VIP V Feeder S.C.Sp.(d)(e)	Europe	10/16/2024	1,175,983	978,779	0.04%
Vista Equity Partners Fund V, L.P.(e)	North America	4/1/2022	26,534,628	24,862,989	0.91%
Vista Equity Partners Fund V-A, L.P.(d)(e)	North America	3/31/2025	7,683,196	9,499,755	0.35%
Vista Equity Partners Fund VI-A, L.P.(d)(e)	North America	3/31/2025	5,160,485	5,958,918	0.22%
Vista Equity Partners Hubble L.P(d)	North America	3/3/2025	818,211	818,211	0.03%
Vista Foundation Fund IV-A, L.P.(d)(e)	North America	3/31/2025	5,166,766	6,084,523	0.22%
VPC Fund II, L.P.(e)	North America	1/12/2024	958,990	840,821	0.03%
Warburg Pincus Global Growth, L.P.(e)	North America	12/29/2023	21,676,912	32,405,713	1.19%
Warburg Pincus Jovian GG, L.P.(d)(e)	North America	12/17/2024	1,924,523	2,593,468	0.10%
Warburg Pincus Private Equity X, L.P.(d)	North America	1/2/2025	419,814	1,015,546	0.04%
Warburg Pincus Private Equity XII, L.P.	North America	12/30/2022	41,882,741	51,958,599	1.91%
WE Strategic Partners SPE-A, L.P.	North America	3/31/2023	21,732,687	24,432,558	0.90%
Z Capital Partners II, L.P.(d)(e)	North America	12/29/2023	19,602,110	13,890,540	0.51%
Total Secondary Investments			$2,413,547,855	$2,926,060,091

Total Private Assets			$2,519,321,705	$3,052,081,635

Short-Term Investments - 5.07%	Shares
Money Market Fund - 5.07%
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.24%(h)	138,200,816	138,200,816	138,200,816	5.07%
Total Money Market Fund		138,200,816	138,200,816

Total Short-Term Investments		$138,200,816	$138,200,816

Total Investments - 117.06%		$2,657,522,521	$3,190,282,451
Liabilities in Excess of Other Assets - (17.06%)			(464,917,970)
Net Assets - 100.00%			$2,725,364,481

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.

(b)	The focus of this investment class is on buyout investments.
(c)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $3,052,081,635, which represents approximately 111.99% of the Fund’s net assets as of March 31, 2025.
(d)	Non-income producing security.
(e)	Additional capital has been committed but has not been fully funded by the Fund at March 31, 2025. See Note 3 for total unfunded investment commitments.
(f)	Rounds to less than 0.005%.
(g)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 to the consolidated financial statements).
(h)	The rate shown is the annualized 7-day yield as of March 31, 2025.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	11

Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
March 31, 2025

ASSETS
Private Assets, at fair value (Cost $2,519,321,705)	$3,052,081,635
Short-term investments, at fair value (Cost $138,200,816)	138,200,816
Foreign currency, at value (Cost $31,740,992)	31,760,307
Dividends receivable	891,754
Due from Adviser	328,334
Receivable for distributions from Private Assets	222,304
Receivable for shares sold	51,919
Prepaid expenses and other assets	1,924,507
Total assets	3,225,461,576

LIABILITIES
Due to custodian	98,769,435
Payable for investments purchased	11,606,716
Payable for shares repurchased	40,383,091
Administration and fund accounting fees payable	408,848
Administrative reimbursement payable to the Adviser (Note 4)	492,805
Transfer agent fees payable	124,580
Distribution and shareholder servicing fee payable (Note 4)	1,063,786
Advisory fee payable (Note 4)	9,321,553
Incentive fee payable (Note 4)	15,243,609
Interest expense payable	1,265,682
Credit facility fees payable	3,199,073
Credit facility outstanding	300,076,877
Trustees fees and expenses payable	80,750
Deferred tax liabilities	16,863,436
Accrued expenses and other liabilities	1,196,854
Total liabilities	500,097,095
Commitments and contingencies (see Note 13)
NET ASSETS	$2,725,364,481

COMPOSITION OF NET ASSETS
Paid-in capital	$2,305,417,709
Distributable Earnings/(Losses)	419,946,772
NET ASSETS	$2,725,364,481

Net Assets Attributable to:

Class I Shares	$1,190,121,169
Class D Shares	26,507,069
Class A Shares	1,508,736,243
$2,725,364,481
Shares Outstanding:
Class I Shares	32,952,806
Class D Shares	739,382
Class A Shares	42,464,538
76,156,726
Net Asset Value per Share:
Class I Shares	$36.12
Class D Shares	$35.85
Class A Shares	$35.53

See Notes to Consolidated Financial Statements.

12	www.areswms.com

Ares Private Markets Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2025

For the
Year Ended
March 31, 2025
INVESTMENT INCOME
Dividend Income	$11,445,131
Total investment income	$11,445,131

EXPENSES
Advisory fees (Note 4)	$28,276,132
Administration and fund accounting fees	1,088,963
Administrative reimbursement to the Adviser (Note 4)	2,684,651
Transfer agent fees	219,599
Distribution and shareholding servicing fee - Class A (Note 4)	8,401,876
Distribution and shareholding servicing fee - Class D (Note 4)	49,032
Professional fees	5,380,482
Custodian fees	103,604
Trustees’ fees and expenses	338,886
Interest expense (Note 5)	3,580,633
Incentive fee (Note 4)	42,061,861
Credit facility fees (Note 5)	8,609,800
Other	1,143,114
Total expenses	101,938,633
Less fees waived by Adviser (Note 4)	(2,249,871)
Expenses recouped to Adviser (Note 4)	245,907
Net expenses	99,934,669
NET INVESTMENT LOSS	$(88,489,538)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on distributions from Private Assets	40,256,770
Net realized loss from foreign currency transactions	(463,225)
Total net realized gain/(loss) from Private Assets and foreign currency	39,793,545

Net change in unrealized appreciation/(depreciation) on Private Assets	389,456,459
Net change on deferred tax	(7,455,944)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(943,890)
Net change in unrealized appreciation (depreciation), net of deferred taxes	381,056,625
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	420,850,170
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$332,360,632

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	13

Ares Private Markets Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
OPERATIONS
Net investment loss	$(88,489,538)	$(23,834,111)
Net realized gain/(loss) from Private Assets and foreign currency	39,793,545	14,102,347
Net change in unrealized appreciation (depreciation), net of deferred taxes	381,056,625	105,781,853
Net increase in net assets resulting from operations	332,360,632	96,050,089

DISTRIBUTIONS
Class I	(14,590,394)	(13,893,517)
Class D	(325,663)	(178,027)
Class A	(17,081,601)	(3,149)
Net decrease in net assets from distributions	(31,997,658)	(14,074,693)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	505,570,421	223,836,065
Reinvestment of distributions	4,939,894	1,590,337
Cost of shares repurchased	(72,319,478)	(993,622)
Exchanges	5,882,493	–
Proceeds from Adviser contributions (Note 2)	–	332,197
Net increase from capital share transactions	444,073,330	224,764,977
Class D
Proceeds from shares issued	13,040,575	8,731,136
Reinvestment of distributions	190,455	87,473
Cost of shares repurchased	(794,386)	–
Exchanges	(295,474)	–
Proceeds from Adviser contributions (Note 2)	–	11,991
Net increase from capital share transactions	12,141,170	8,830,600
Class A
Proceeds from shares issued	961,396,036	378,143,484
Reinvestment of distributions	12,486,620	–
Cost of shares repurchased	(9,217,486)	(55,322)
Exchanges	(5,587,019)	–
Proceeds from Adviser contributions (Note 2)	–	720,457
Net increase from capital share transactions	959,078,151	378,808,619

Net increase in net assets from capital share transactions	1,415,292,651	612,404,196

NET ASSETS
Beginning of period	1,009,708,856	315,329,264
End of period	$2,725,364,481	$1,009,708,856

See Notes to Consolidated Financial Statements.

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Ares Private Markets Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
Fund Share Transactions
Class I
Shares Sold	15,187,850	7,857,822
Reinvestment of distributions	146,859	57,911
Repurchase of shares	(2,087,801)	(33,452)
Exchanges	173,192	–
Net increase in shares outstanding	13,420,100	7,882,281
Class D
Shares Sold	394,717	307,736
Reinvestment of distributions	5,700	3,185
Repurchase of shares	(23,761)	–
Exchanges	(8,881)	–
Net increase in shares outstanding	367,775	310,921
Class A
Shares Sold	29,324,903	13,198,638
Reinvestment of distributions	376,482	–
Repurchase of shares	(266,867)	(1,826)
Exchanges	(166,792)	–
Net increase in shares outstanding	29,267,726	13,196,812

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	15

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2025

For the Year Ended
March 31, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$332,360,632
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets	(2,048,713,828)
Distributions received from Private Assets	268,170,709
Net sales of short-term investments	54,064,478
Net realized gain on distributions from Private Assets	(40,256,770)
Net change in unrealized appreciation/(depreciation) on Private Assets	(389,456,459)
Net change on deferred tax	7,848,149
(Increase)/Decrease in Assets:
Dividends receivable	54,203
Due from Adviser	1,945,028
Prepaid expenses and other assets	(591,329)
Increase/(Decrease) in Liabilities:
Advisory fees payable	6,234,237
Administration and fund accounting fees payable	329,080
Transfer agent fees payable	78,204
Distribution and shareholding servicing fee payable	401,289
Administrative fee reimbursement payable to Adviser	(97,025)
Interest expense payable	1,265,682
Credit facility fees payable	2,399,971
Incentive fee payable	12,809,091
Accrued expenses and other liabilities	(135,756)
Net cash used in operating activities	(1,791,290,414)

Cash Flows from Financing Activities:
Borrowings on credit facility	636,664,693
Payments on credit facility	(336,587,816)
Proceeds from shares issued (net of receivable for shares sold)	1,479,955,113
Payments for shares repurchased	(42,310,520)
Distributions paid (net of reinvestment of distributions)	(14,380,689)
Due to custodian	98,769,435
Net cash provided by financing activities	1,822,110,216

Net change in cash, cash equivalents & foreign currency	30,819,802
Cash & cash equivalents, beginning of year	940,505
Cash & cash equivalents, end of year	$31,760,307

Supplemental disclosure of non-cash operating and financing activities:
Reinvestment of distributions (Note 11)	$17,616,969
Cash paid during the year for interest expense	$3,114,053

See Notes to Consolidated Financial Statements.

16	www.areswms.com

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

					For the Period
					April 1, 2022
					(Commencement
	For the Year Ended		For the Year Ended		of operations) to
	March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$30.57		$26.93		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.44)		(1.18)		(0.32)
Net realized and unrealized gain on investments	7.50		5.67		2.61
Total income from investment operations	6.06		4.49		2.29

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	(0.51)		(0.87)		(0.36)
Total distributions	(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		0.02		–

NET ASSET VALUE, END OF PERIOD	$36.12		$30.57		$26.93

TOTAL RETURN	19.95%		17.10	%(b)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$1,190,121		$597,825		$313,698

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(c)(d)	4.85%		5.60%		4.66	%(e)
Ratio of expense waiver/reimbursements to average net assets(d)	(0.11%)		(0.59%)		(2.66	%)(e)
Ratio of net expenses to average net assets(c)(d)(f)	4.74	%(f)	5.01%		(2.00	%)(e)
Net investment loss(d)	(4.16%)		(4.11%)		(1.26	%)(e)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(g)	$300,077		$–		$ N/A(h)
Asset coverage, end of period per $1,000(i)	$10,097		$–		$ N/A(h)

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 2.20%, 2.35% and 1.40%, for the years ended March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(d)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(e)	Organizational, offering expenses and Incentive Fees are not annualized.
(f)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 4.72% for the year ended March 31, 2025.

(g)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(h)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(i)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	17

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

					For the Period
					September 1, 2022
					(Commencement
	For the Year Ended		For the Year Ended		of operations) to
	March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$30.45		$26.87		$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.50)		(1.36)		(0.56)
Net realized and unrealized gain on investments	7.41		5.75		2.65
Total income from investment operations	5.91		4.39		2.09

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	(0.51)		(0.87)		(0.36)
Total distributions	(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		0.06		–

NET ASSET VALUE, END OF PERIOD	$35.85		$30.45		$26.87

TOTAL RETURN	19.53%		16.92	%(b)	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$26,507		$11,317		$1,631

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(c)(d)	5.03%		6.18%		4.12	%(e)(f)
Ratio of expense waiver/reimbursements to average net assets(d)	(0.10%)		(0.54%)		(1.49	%)(e)(f)
Ratio of net expenses to average net assets(c)(d)(g)	4.93	%(g)	5.64%		2.63	%(e)(f)
Net investment loss(d)	(4.34%)		(4.71%)		(2.16	%)(e)(f)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(h)	$300,077		$–		$ N/A(i)
Asset coverage, end of period per $1,000(j)	$10,097		$–		$ N/A(i)

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 2.14%, 2.66% and 1.40%, for the years ended March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(d)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(e)	Annualized.
(f)	Organizational, offering expenses and Incentive Fees are not annualized.
(g)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 4.91% for the year ended March 31, 2025.

(h)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(i)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(j)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

18	www.areswms.com

Ares Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

			For the Period
			August 1, 2023
	For the Year		(Commencement
	Ended		of operations) to
	March 31, 2025		March 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$30.34		$26.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.72)		(1.26)
Net realized and unrealized gain on investments	7.42		5.35
Total income from investment operations	5.70		4.09

DISTRIBUTIONS
From net investment income	–		–
From net realized gain on investments	(0.51)		(0.87)
Total distributions	(0.51)		(0.87)

Impact from Adviser contribution	–		0.15

NET ASSET VALUE, END OF PERIOD	$35.53		$30.34

TOTAL RETURN	18.91%		16.05	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$1,508,736		$400,567

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(c)(d)	5.60%		7.80	%(e)
Ratio of expense waiver/reimbursements to average net assets(d)	(0.10%)		(0.51	%)(e)
Ratio of net expenses to average net assets(c)(d)(f)	5.50	%(f)	7.29	%(e)
Net investment loss (d)	(4.91%)		(6.28	%)(e)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(g)	$300,077		$–
Asset coverage, end of period per $1,000(h)	$10,097		$–

PORTFOLIO TURNOVER RATE	0%		0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(c)	If Incentive Fees had been excluded, the expense ratios would have decreased by 2.12% and 3.26%, for the year ended March 31, 2025 and the period from August 1, 2023 through March 31, 2024, respectively.
(d)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(e)	Annualized.
(f)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 5.49% for the year ended March 31, 2025.

(g)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(h)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2025	19

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund-D, LLC, Ares Landmark Private Markets Fund-D Blocker, LLC (the “Sub-Fund”), Ares Private Markets Fund Blocker, LLC, and Ares Private Markets Fund-ND, LLC (the “Sub-Fund ND”), all wholly-owned subsidiaries of the Fund. As of March 31, 2025, the total value of Portfolio Funds held by the subsidiaries was $2,947,334,793, $0, $0, and $104,746,842, respectively, or approximately 108.1%, 0.0%, 0.0%, and 3.8%, respectively, of the Fund’s net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Cash – Cash consists of monies held (including foreign currency) in a non-interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund’s Board of Trustees (the “Board”). The Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Investments in the Fund’s portfolio that do not have a readily available market quotations are valued at fair value as determined in good faith by the Valuation Designee as described herein. As part of the valuation process for investments that do not have readily available market quotations, the Valuation Designee may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common share based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Proceeds from Adviser Contributions - For the year ended March 31, 2024, the Fund was reimbursed $1,064,645 from the Adviser as a result of a NAV error which is included in Proceeds from Adviser contributions on the Consolidated Statements of Changes in Net Assets. The error occurred from December 31, 2023 through February 29, 2024.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets in the Consolidated Statement of Operations.

Annual Report | March 31, 2025	21

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

Segment Reporting - In accordance with FASB Accounting Standards Update 2023-07, “Segment Reporting (Topic 280) - Improvement to Reportable Segment Disclosures” (“ASU 2023-07”), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets.

Recently Issued Accounting Pronouncements - In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”). ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Adviser is currently evaluating the impact of this guidance on the Fund’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

The Fund’s portfolio investments classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The first method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The Valuation Designee may also use industry specific valuation analyses to determine EV, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Secondary Investments	$–	$–	$100,061,687	$100,061,687
Short-Term Investments	138,200,816	–	–	138,200,816
Total	$138,200,816	$–	$100,061,687	$238,262,503

The Fund held Portfolio Funds with a fair value of $2,952,019,948, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of March 31, 2025, as investments in Portfolio Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of March 31, 2025, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
	Investments in an
	operating company					Liquidity in the form of
Direct Investments/	alongside					distributions from Private
Co-Investments	other investors	$55,938,219	$3,055,298	None	N/A	Asset investments
	Investments in					Liquidity in the form of
Primary	newly established					distributions from Private
Investments	Portfolio Funds	70,083,325	125,886,841	None	N/A	Asset investments
	Investments in existing
	Private Assets that
	are typically					Liquidity in the form of
Secondary	acquired in privately					distributions from Private
Investments	negotiated transactions	2,926,060,091	1,084,774,324	None	N/A	Asset investments
Totals		$3,052,081,635	$1,213,716,463

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of the Private Asset investments.

Annual Report | March 31, 2025	23

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

The following table summarizes the significant unobservable inputs used to value the Fund’s investments categorized within Level 3 as of March 31, 2025. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the determination of fair values.

					Weighted
Investment Category	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Estimated Range	Average(a)
Secondary Investments	$100,061,687	EV Market Multiple Analysis	Revenue Multiple	2.2x -11.6x	9.4x
Total Level 3 Investments	$100,061,687

(a)       Unobservable inputs were weighted by the relative fair value of investments.

Changes in revenue multiples, each in isolation, may change the fair value of certain of the Fund’s investments. Generally, a decrease in revenue multiples may result in a decrease in the fair value of certain of the Fund’s investments.

The following table is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended March 31, 2025:

									Net change in
									unrealized appreciation/
									(depreciation) included
									in the Consolidated
			Change in						Statement of Operations
			Unrealized			Transfer	Transfer	Balance as	attributable to Level
Investment	Balance as of	Realized	Appreciation/			into	Out of	of March 31,	3 investments held
Category	April 1, 2024	Gain/(Loss)	Depreciation	Purchases	Sales	Level 3	Level 3	2025	at March 31, 2025
Secondary Investments	$–	$–	$1,807	$100,059,880	$–	$–	$–	$100,061,687	$1,807
	$–	$–	$1,807	$100,059,880	$–	$–	$–	$100,061,687	$1,807

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the “Investment Advisory and Management Agreement”). For the year ended March 31, 2025, the Fund incurred Advisory Fees of $28,276,132, of which $9,321,553 is payable as of March 31, 2025.

Incentive Fee

Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the year ended March 31, 2025, the Fund incurred Incentive Fees of $42,061,861, of which $15,243,609 is payable as of March 31, 2025.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

Loss Recovery Account

The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period is not included for the purposes of “net profits” or “net losses” calculations. Prior to September 26, 2023, the Loss Recovery Account was permitted to be reset on a trailing four-quarter measurement period, with such measurement period commencing at the conclusion of the first calendar quarter of the Fund’s operations (i.e., June 30, 2022). As a result, the only reset of the Loss Recovery Account occurred on June 30, 2023. This reset had no impact on the Loss Recovery Account, as the Loss Recovery Account had no balance as of June 30, 2023. The Loss Recovery Account has not been and will not be reset since July 1, 2023.

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the year ended March 31, 2025, the Fund incurred costs for such services in the amount of $2,684,651, which is reflected in the Consolidated Statement of Operations.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds, Direct Investments, exchange-traded funds and other investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.30% per annum of the average monthly net assets of each class of the Fund’s Shares. With respect to each class of Shares, the Fund has agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending on July 31, 2026, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the members of the Board that are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

Annual Report | March 31, 2025	25

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

For the year ended March 31, 2025, the Adviser reimbursed expenses in the amount of $2,249,871, which is reflected in fees waived by Adviser on the Consolidated Statement of Operations, which are subject for recoupment. The Adviser recouped $247,907 of previously waived fees which is reflected in expenses recouped to Adviser on the Consolidated Statement of Operations. At March 31, 2025, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	$3,962,633
1-2 years	$2,950,042
2-3 years	$2,003,964
Total	$8,916,639

Trustee Fees

Each Independent Trustee is paid an annual retainer of $62,000. In addition, the Fund pays an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the year ended March 31, 2025, the Fund incurred Trustee fees and expenses in the amount of $338,886 which are reflected in Trustees’ fees and expenses in the Consolidated Statement of Operations.

The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

Administration Agreement

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. (“DST”) serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC (“AWMS”), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable for shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the year ended March 31, 2025, Class D Shares incurred Distribution and Servicing Fees of $49,032, and Class A Shares incurred Distribution and Servicing Fees of $8,401,876, which are reflected in Distribution and shareholder servicing fees - Class D and Distribution and shareholder servicing fees - Class A, on the Consolidated Statement of Operations, respectively.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. The Fund operates under an “opt-out” dividend reinvestment plan, pursuant to which the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

Custodian Agreement

UMB Bank, N.A. (“UMB”), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund’s assets.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC, UBS AG, and Mizuho Bank, Ltd. (collectively, the “Lender”) that can be increased with the consent of the Lender with at least 12 business days prior notice. The original agreement with the Lender permitted borrowings up to $1,000,000. Effective April 5, 2023, the Credit Facility’s permitted borrowings were increased to $40,000,000. Effective March 6, 2024, the Credit Facility’s permitted borrowings were increased to $550,000,000. Effective December 6, 2024, the Credit Facility’s permitted borrowings were increased to $750,000,000. As of March 31, 2025, the maximum permitted borrowings were $750,000,000 with a maturity date of March 5, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the secured overnight financing rate plus 3.00%, per annum and a commitment fee that varies depending on the amount outstanding. The Credit Facility is secured by assets of Ares Private Markets Fund-D LLC. For the year ended March 31, 2025, the Fund incurred upfront and unused fees of $8,609,800, which is reflected in Credit facility fees on the Consolidated Statement of Operations. For the year ended March 31, 2025, the Fund incurred interest expense of $3,580,633, which is reflected in Interest expense on the Consolidated Statement of Operations. During the fiscal year when the Credit Facility was utilized, the weighted average interest rate and the average daily loan balance under the Credit Facility was 6.69% and $52,673,671, respectively. As of March 31, 2025, the interest rate and outstanding loan balance for the Credit Facility was 6.56% and $300,076,877, respectively.

The Credit Facility contains various affirmative and negative covenants and provisions regarding events of default that are applicable to the Fund, which are normal and customary for similar credit facilities. As of March 31, 2025, the Fund was in compliance with all financial covenants of the Credit Facility.

6. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Adviser and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for Shares.

7. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser recommends to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% of NAV early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the year ended March 31, 2025, 2,378,429 shares were tendered, all of which were repurchased by the Fund.

Annual Report | March 31, 2025	27

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

8. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short-term investments) for the year ended March 31, 2025 amounted to $2,048,713,828. Total proceeds from the sale, redemption, other disposition of, or distributions received from Private Asset investments (excluding short-term investments) for the year ended March 31, 2025 amounted to $268,170,709.

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties.

The Sub-Fund and Sub-Fund ND are taxed as regular C-corporations for federal income tax purposes and as such are obligated to pay federal and state income tax. Under current law, the Sub-Fund and Sub-Fund ND are not eligible to elect treatment as a RICs. However, the amount of taxes paid by the Sub-Fund and Sub-Fund ND will vary depending on the amount of capital appreciation of their investments and such taxes will reduce a Fund shareholder’s return from an investment in the Fund.

Since the Sub-Fund and Sub-Fund ND are subject to taxation on the capital appreciation of their investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after tax performance would be impacted.

The Sub-Fund and Sub-Fund ND accrue deferred income taxes for any future tax liability associated with capital appreciation of their investments. Upon the sale of an investment, the Sub-Fund and Sub-Fund ND may be liable for previously deferred taxes. The Sub-Fund and Sub-Fund ND will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund and Sub-Fund ND’s deferred tax liability as new information becomes available. The Sub-Fund and Sub-Fund ND generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund and Sub-Fund ND are currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

28	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

For the year ended March 31, 2025, the provision (benefit) for income taxes consisted of the following:

Current
Federal	(235)
State	–
$(235)
Deferred
Federal	6,273,751
State	1,572,369
$7,846,120

Total	$7,845,885

Significant components of the Sub-Fund and Sub-Fund ND’s deferred income tax assets and liabilities as of March 31, 2025 consisted of the following:

Deferred tax liability
Unrealized gain	17,200,143
Unrealized loss	(336,707)
Total deferred tax liability	16,863,436

Net deferred tax liability	$16,863,436

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return. For the tax year ended September 30, 2024, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2024, the following amounts were reclassified:

Paid-in Capital	$(14,940,680)
Distributable Earnings/(Losses)	14,940,680

Certain qualified losses incurred after October 31, 2024 or December 31, 2023, but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the tax year ended September 30, 2024, the Fund deferred to October 1, 2024, for U.S. federal income tax purposes, the following losses:

Late year loss deferral	$45,787,495

Annual Report | March 31, 2025	29

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

As of March 31, 2025, the tax cost of Private Assets and unrealized appreciation/(depreciation) as of the year ended March 31, 2025 were as follows:

Cost of investments for tax purposes	$2,637,479,907
Gross tax unrealized appreciation	592,275,446
Gross tax unrealized depreciation	(39,472,902)
Net tax unrealized appreciation (depreciation) on investments	$552,802,544

As of September 30, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	–
Undistributed long-term capital gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	–
Unrealized appreciation	331,307,057
Other temporary differences	(29,140)
Distributable net earnings	$331,277,917

As of March 31, 2025, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid were $3,892,197 and $14,074,693 of long-term capital gains as of September 30, 2023 and September 30, 2024, respectively. The Fund paid distributions out of long-term capital gains of $31,997,658 on December 31, 2024.

10. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund’s allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

30	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund’s portfolio, substantially all of the Fund’s portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Valuation Designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Board.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

11. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

Annual Report | March 31, 2025	31

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2025

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. COMMITMENTS AND CONTINGENCIES

As of March 31, 2025, the Fund had outstanding capital commitments to Private Assets totaling $1,213,716,463.

14. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment with an investment objective to generate long-term capital appreciation through private equity and other private assets. The chief operating decision maker (“CODM”) is comprised of the Fund’s chief executive officer, chief financial officer and portfolio managers and the CODM assesses the performance and makes operating decisions for the Fund on a consolidated basis primarily based on the Fund’s total return, as disclosed within these consolidated financial statements in the Consolidated Financial Highlights. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

15. SUBSEQUENT EVENTS

Effective April 1, 2025, there were subscriptions to the Fund in the amount of $82,122,730 for Class A Shares, $270,000 for Class D Shares and $60,495,919 for Class I Shares. Effective May 1, 2025, there were subscriptions to the Fund in the amount of $52,858,246 for Class A Shares, $540,000 for Class D Shares and $50,538,071 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

Effective May 2, 2025, the Credit Facility’s permitted borrowings were increased to $1,000,000,000, and the interest rate was reduced to SOFR + 2.90%.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

32	www.areswms.com

Ares Private Markets Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Ares Private Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ares Private Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and for the period April 1, 2022 (commencement of operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and for the period from April 1, 2022 (commencement of operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the underlying investees, custodians, brokers, and others; when replies were not received from the custodians or underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

New York, New York

May 30, 2025

Annual Report | March 31, 2025	33

Ares Private Markets Fund	Fund Management
March 31, 2025 (Unaudited)

Trustees: Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Independent Trustees and Interested Trustees. As set forth in the Fund’s Amended and Restated Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Name, Address*	Position(s)	Length of	Principal Occupation	Number of	Other Directorships
and Age	Held with	Time Served	During Past 5 Years	Funds in Fund	Held by Trustee During
	the Fund			Complex Overseen	Past 5 Years
				by Trustee**
INDEPENDENT TRUSTEES
Patrick Dooley	Trustee	Since inception	Private investor since 2012.	1	N/A
(1962)
Edward Lewis	Trustee	Since inception	Senior Managing Director	1	N/A
(1952)			and Head of Alternative
			Investments, CIGNA
			Investment Management.
Paola Sapienza	Trustee	Since inception	Senior Fellow (adjunct) at	1	TIM Group (telecommunications) from
(1965)			Stanford University, Hoover		2021 to 2024.
			Institution since 2023.
			Professor, Kellogg School of
			Management Northwestern
			University since 1998.
Lawrence M. Schloss	Trustee	Since May 2023	Private investor since 2016;	1	North Haven Net REIT since 2024.
(1954)			Senior Advisor, Marathon
			Asset Management, L.P.
			from 2018 to 2024.
Kent Weldon	Trustee	Since inception	Advisory Partner, Thomas	1	OmniLit Acquisition Corp. (optics and
(1967)			H. Lee Partners since 2021;		photonics focused-SPAC) from 2021 -
			previously, Managing		2023.
			Director since 1991.

34	www.areswms.com

Ares Private Markets Fund	Fund Management
March 31, 2025 (Unaudited)

Name, Address*	Position(s)	Length of	Principal Occupation	Number of	Other Directorships
and Age	Held with	Time Served	During Past 5 Years	Funds in Fund	Held by Trustee During
	the Fund			Complex Overseen	Past 5 Years
by Trustee**

INTERESTED TRUSTEES***

Nathan Walton	Trustee	Since August	Partner, Head of Private	1	EPIC Midstream Holdings, LP since
(1978)	and Chair of	2024 (since	Equity Secondaries in the		2019; Verdad Resources Holdings LLC
	the Board	December 2024	Ares Secondaries Group		since 2017; DCR (Development Capital
		as Chair)	since 2023; previously,		Resources) from 2023 to 2024.
Partner, Ares Private Equity
Group from 2006 to 2023.

Barry Miller	Trustee	Since May 2025	Partner in the Ares	1	Robert Toigo Foundation since 2018.
(1969)			Secondaries Group since
			2021; Partner in the
			Landmark Partners Private
			Equity Group from 2013
			to 2021.
Rajat Dhanda	Trustee	Since inception	Partner, Ares since 2021;	1	N/A
(1968)			Chief Executive Officer at
			Black Creek Group from
			2018 to 2021, President
			from 2016 to 2018.
David Sachs	Trustee	Since inception	Partner, Ares since 1997.	3	Terex Corporation (global manufacturing);
(1959)					CION Ares Diversified Credit Fund and
					Ares Dynamic Credit Allocation Fund, Inc.

*	The address of each trustee is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.

**	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.
***	“Interested person,” as defined in the Investment Company Act, of the Fund. Nathan Walton, Rajat Dhanda and David Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report | March 31, 2025	35

Ares Private Markets Fund	Fund Management
March 31, 2025 (Unaudited)

Executive Officers

Name, Year of Birth	Position(s) Held	Term of Office	Principal Occupation
and Address*	with the Fund	and Length of	During Past 5 Years
Time Served
Barry Miller	Chief Executive Officer	Term – Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the
(1969)	and President	Length – Since	Landmark Partners Private Equity Group from 2013 to 2021.
August 2022
and May 2023,
respectively
Tina St. Pierre	Chief Financial Officer,	Term –Indefinite	Partner in the Ares Secondaries Group since 2021 and Chief Operating
(1970)	Principal Accounting	Length –	Officer of the Ares Secondaries Group since 2023; Partner and the Chief
	Officer and Treasurer	Since inception	Administrative Officer at Landmark Partners from 2009 to 2021.
Lisa Morgan	Chief Compliance	Term –Indefinite	Partner and Chief Compliance Officer, Regulated Funds in the Ares Legal
(1976)	Officer and Secretary	Length –	and Compliance Group since 2017; Chief Compliance Officer of Ares
		Since inception	Capital Corporation and Ares Dynamic Credit Allocation fund since 2019.
Chief Compliance Officer of CION Ares Diversified Credit Fund since 2021.
David Herbers	Vice President	Term – Indefinite	Partner in the Ares Secondaries Group since 2025, Managing Director
(1981)		Length – Since	(2023-2025) and Director (2021-2023); Vice President in the Private Equity
		May 2025	Group at Landmark Partners from 2018 to 2021.
Scott Humber	Vice President	Term –Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the Private
(1973)		Length –	Equity Group at Landmark Partners from 2020 to 2021.
Since inception
Matthew Jill	Vice President and	Term –Indefinite	Partner and General Counsel of Private Funds and Secondaries in the Ares
(1978)	Assistant Secretary	Length –	Legal Group at Ares since 2019.
Since inception
Joel Kress	Vice President	Term – Indefinite	Managing Director in the Ares Secondaries Group since 2022; previously,
(1972)		Length – Since	Chief Operating Officer and Treasurer, Pomona Investment Fund from
		May 2023	2015-2022 and Senior Advisor to Diamond Ventures, LLC from 2013 to
2022.
Peter Ogilvie	Vice President	Term –Indefinite	Partner and Head of the Ares Corporate Strategy Group since 2007;
(1984)		Length –	Executive Vice President for Ares Acquisition Corporation II, a special
		Since inception	purpose acquisition company sponsored by Ares, since 2021.
Naseem Sagati Aghili	Chief Legal Officer,	Term –Indefinite	General Counsel and Corporate Secretary of Ares since 2020; Partner and
(1981)	Vice President and	Length –	Head of the Ares Legal Group; previously, Co-General Counsel, Deputy
	Assistant Secretary	Since inception	General Counsel and General Counsel of Private Equity since 2009.
(since 2024 as Chief
Legal Officer)
Christina Oh	Assistant Treasurer	Term – Indefinite	Chief Financial Officer of Ares Secondaries Group since 2023. Partner,
(1980)		Length – Since	Chief Financial Officer, Infrastructure and Deputy Chief Financial Officer
		May 2023	and Treasurer in the Ares Finance and Accounting Department since 2016.

*       The address of each officer is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (212) 750-7300 to request the SAI.

36	www.areswms.com

Ares Private Markets Fund	Additional Information
March 31, 2025 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/ investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

Annual Report | March 31, 2025	37

Ares Private Markets Fund	Privacy Policy
March 31, 2025 (Unaudited)

We endeavor to maintain the privacy of our recordholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of the shares of beneficial interest of the Fund, although certain of our recordholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

●	Information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;
●	Information about recordholders’ transactions and history with us; or
●	Other general information that we may obtain about recordholders, such as demographic and contact information such as an address.

We do not disclose any non-public personal information about recordholders, except:

●	to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;
●	to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

●	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or as allowed or required by applicable law or regulation.

When the Fund shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. The Fund does not permit use of recordholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund’s service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

38	www.areswms.com

Ares Private Markets Fund
Approval of Investment Advisory and Management Agreement
March 31, 2025 (Unaudited)

The Board, a majority of whom are Independent Trustees, determined to renew the Investment Advisory and Management Agreement at a meeting held on February 27, 2025 (the “Meeting”).

The Board has the responsibility under the 1940 Act to consider the renewal of the Investment Advisory and Management Agreement on an annual basis at a meeting of the Board called for the purpose of voting on such renewal. In addition, the Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board throughout the year. While particular emphasis might be placed on information concerning the Fund’s investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the Investment Advisory and Management Agreement is considered, the process of evaluating the Adviser’s and the Fund’s investment advisory arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory and Management Agreement includes deliberations at multiple meetings. In addition, the Board generally receives, reviews and evaluates information concerning the Fund’s operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory and Management Agreement, the Independent Trustees met with their independent counsel in executive session. Counsel to the Independent Trustees reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory and Management Agreement, the Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and Adviser’s operations, compliance programs and risk management. The Board also reviewed a report prepared by the Adviser which included information comparing (1) the Fund’s performance with the performance of a group of comparable funds (the “Performance Group”) for various time periods and (2) the Fund’s total and net expense ratios with those of a group of comparable funds (the “Expense Group”), which was identical to the Performance Group.

In determining whether to renew the Investment Advisory and Management Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Investment Advisory and Management Agreement and information describing the Adviser’s organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were also considered. The Board also noted the reputation and track record of the Adviser’s organization.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund’s investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds operating as tender offer funds that engage in similar investment strategies provided by the Adviser. Representatives of the Adviser reviewed with the Board the Fund’s performance. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser.

In reviewing the Adviser’s report, the Board took into consideration that the Adviser identified 1940 Act registered funds that engage in similar investing, underwriting, and origination activity, i.e., funds that are active, continuously offered, registered closed-end tender offer funds that invest primarily in secondaries and, specifically, in buyout and growth assets. The Board noted that the Fund’s total return performance had underperformed the median return of the Performance Group in the trailing three-month period ended November 30, 2024, but had outperformed the median return for the trailing one-year and since-inception periods ended November 30, 2024.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund’s performance, they noted, among other things, the Fund had outperformed all members of the Performance Group for the trailing one-year period.

Annual Report | March 31, 2025	39

Ares Private Markets Fund
Approval of Investment Advisory and Management Agreement
March 31, 2025 (Unaudited)

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d)  Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Trustees noted the possibility of economies of scale related to non-advisory services that may inure to the benefit of the Fund.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment adviser or other clients — In evaluating the management fees and expenses, the Board considered the Fund’s management fees and the Fund’s expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that the Fund’s net expense ratio generally was in line with the median net expenses of the Expense Group identified by the Adviser. The Board considered that the Investment Advisory and Management Agreement provides that the Adviser may earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Adviser than the base-management fee rate stated in the Investment Advisory and Management Agreement.

In discussing the Fund’s management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios, particularly in light of the Fund’s performance.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds and accounts managed by the Adviser may engage from time to time in cross trade and co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser or its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not obtain research (or “soft dollars”) from trades made on behalf of the Fund. However, the Board recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with information sufficiently responsive to allow it to make an informed business decision with respect to the renewal of the Investment Advisory and Management Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis through the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory and Management Agreement, the Board, including the Independent Trustees, supported the approval of the renewal of the Investment Advisory and Management Agreement for an additional one-year period.

40	www.areswms.com

ARES | WEALTH MANAGEMENT SOLUTIONS

www.areswms.com

(b) Not applicable.

Item 2. Code of Ethics.

(a)           Ares Private Markets Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)          There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)           Not applicable.

(f)           The registrant’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)      The Board of Trustees of the Fund (the “Board”) has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)      The names of the audit committee financial experts as of the date of filing of this Form N-CSR are Mr. Edward Lewis and Mr. Kent Weldon. Each of Mr. Lewis and Mr. Weldon have been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $464,700 and $375,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)           Audit-Related Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $22,000 and $180,000, respectively.

For the fiscal years ended March 31, 2025 and March 31, 2024, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to Ares Capital Management II LLC, the investment adviser of the Fund (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)           Tax Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, E&Y billed the Fund aggregate fees of $0 and $0, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.

For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)           All Other Fees

For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)      Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services proposed to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee must also pre-approve any permitted non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers.

(e)(2)      Percentage of Services

None.

(f)            Not applicable.

(g)           For the fiscal years ended March 31, 2025 and March 31, 2024, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended March 31, 2025 and March 31, 2024, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)           No non-audit services were rendered to any Affiliated Service Providers for the fiscal years ended March 31, 2025 and March 31, 2024. As such, no determinations with respect to E&Y’s independence with respect to the provision of non-audit services to Affiliated Service Providers were required.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)           The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Adviser, to whom the Board has delegated proxy voting authority on behalf of the Fund.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund (the “Portfolio Managers”) are as follows:

Barry Miller

Partner, Ares Secondaries Group (since August 2022)

Barry Miller is a Partner in the Ares Secondaries Group. Prior to the acquisition of Landmark Partners by Ares in 2021, Mr. Miller was a Partner in Landmark Partners’ private equity group, where he also served as a member of the private equity and infrastructure investment committees. Prior to joining Landmark in 2013, Mr. Miller was head of private equity at the New York City Retirement Systems, where he served on the limited partner advisory boards of more than 40 private equity funds. Earlier in his career, he was a partner at Pomona Capital where he focused on sourcing and executing secondary transactions and was a member of the Pomona Capital Investment Committee. Prior to joining Pomona, he was a senior investment manager at AXA Private Equity, where he was also head of the New York office and served on the Global Investment Committee. Mr. Miller currently serves on the Board of Directors for the Robert Toigo Foundation, an organization devoted to diversity in the investment management business, and is a member of the Tulane School of Liberal Arts Deans’ Advisory Council. Mr. Miller previously served as a member of the Sponsors for Educational Opportunity Limited Partner Advisory Council. Mr. Miller received a B.A. from Tulane University.

Nathan Walton

Partner and Head of Private Equity, Ares Secondaries Group

Nathan Walton is a Partner and Head of Private Equity in the Ares Secondaries Group. Mr. Walton serves as a member of the Ares Secondaries Group’s Private Equity, Credit and Infrastructure Investment Committees, the Ares Private Equity Group’s Energy Opportunities and Extended Value Investment Committees, the Ares Infrastructure Group’s Climate Infrastructure Partners Investment Committee and the Ares Sports, Media and Entertainment Investment Committee. Additionally, he serves on the Executive Committee of the Ares Secondaries Group. Mr. Walton joined Ares in 2006 and previously served as a Co-Head of the Ares Private Equity Group. Mr. Walton holds a B.A. from Princeton University in Politics and an M.B.A. from the Stanford Graduate School of Business.

(a)(2) As of March 31, 2025, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account	Number of Accounts Managed	Total Assets Managed		Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Barry Miller
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	26	$12.07	B	22	$11.89	B
Other Accounts	30	$6.16	B	23	$3.44	B

Nathan Walton
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	33	$14.15	B	27	$13.90	B
Other Accounts	32	$6.91	B	23	$3.44	B

Material Conflicts of Interest:

The Adviser is accountable to the Fund as a fiduciary, and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the shareholders of the Fund (the “Shareholders”). As discussed below, prospective investors should be aware of potential conflicts of interest before investing. By purchasing shares of beneficial interest of the Fund (“Shares”), each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of such actual and potential conflicts of interest.

Management of Similar Accounts. Certain of the Fund’s executive officers and Trustees, and the employees of the Adviser or its affiliates, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares-advised funds (“Other Managed Funds”). As a result, they have obligations to investors in those entities, the fulfilment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

Transactions with Other Managed Accounts, the Adviser and its Affiliates. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Adviser has obtained an exemptive order (which the Fund may also rely on) from the Securities and Exchange Commission expanding the Fund’s ability to co-invest alongside Other Managed Funds in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the participating Other Managed Funds. The exemptive order also contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any issuer in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

The Fund may invest in secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”) in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Managed Funds) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which the Fund has made an investment. From time to time, the Fund and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. The Fund may invest in Portfolio Funds or direct investments that have relationships with affiliates of the Adviser or other funds or clients of the Adviser. Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Funds or portfolio companies.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Advisory Fee and Incentive Fee Arrangements. The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the advisory fee or incentive fee payable by the Fund to the Adviser. Certain Other Managed Funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Conflicts Associated with Fee Arrangements with Portfolio Funds. In certain cases, the Adviser or its affiliates may enter into arrangements with a manager of a portfolio fund (a “Portfolio Fund Manager”) under which the Portfolio Fund Manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to the Fund’s investment in a Portfolio Fund, the Fund will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates. The receipt of such payments by affiliates of the Adviser could incentivize the Adviser to participate in Portfolio Funds whose managers agree to make such payments or could enhance the likelihood that Portfolio Fund Managers will agree to make such payments.

Portfolio Fund Valuation May be Affected by Compensation Arrangements. If a Portfolio Fund calculates its compensation on the value of the Portfolio Fund’s assets, the Portfolio Fund’s manager may exercise discretion in assigning values to the Portfolio Fund’s investments. These factors can create a conflict of interest because the value assigned to an investment may affect the advisory fee at the Portfolio Fund level. If there is a difference in the advisory fee required to be paid, the Portfolio Fund’s documents generally do not require the Portfolio Fund’s manager to return past advisory fees, although claw-back provisions in a Portfolio Fund’s documents may permit the recovery of excess carried interest distributions.

Potential Conflicts of Interest at the Portfolio Fund Level. Each Portfolio Fund may become involved in activities in which there is a potential conflict between the interests of Portfolio Fund investors, like the Fund, and the Portfolio Fund’s management. Typically Portfolio Funds will have an investor’s committee with some degree of supervision over potential conflicts, although there can be no assurance that such committee, or other conflict of interest provisions of a Portfolio Fund’s governing documents, will be effective.

Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

(a)(4) Ownership of Securities

As of March 31, 2025, none of the Portfolio Managers own Shares of the Fund.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which Shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company1940 Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Fund and the Adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	June 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	June 5, 2025

By:	/s/Tina St. Pierre
Tina St. Pierre
Chief Financial Officer, Principal Accounting Officer and Treasurer

Date:	June 5, 2025